Exhibit 99.1

                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                            }   CASE NUMBER
                                  }   02-10835
                                  }
The NewPower Company, et. al.     }   JUDGE  W. Homer Drake, Jr.
                                  }
DEBTORS                           }   CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 7/31/06 To 8/31/2006

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                              Paul Ferdinands
                                              ----------------------------------
                                              Attorney for Debtor

Debtor's Address                              Attorney's Address
and Phone Number                              and Phone Number

P.O. Box 17296                                191 Peachtree St.
Stamford, Ct 06907                            Atlanta, GA 30303
Tel: (203) 329-8412                           Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835
                                                       Post Petition
                                                          Totals
                                                       -------------
For Period from July 31, 2006 - August 31, 2006

Opening Cash Balance -7/31/06                             $ 50,778

Inflows:
Customer Collections
Collateral Returned
  -Sureties
  -Security  Deposits
Sale Proceeds/Interest Income/Other                             46
                                                          --------
Total Inflows                                                   46

                                                                               Distribution of Outflows
                                                                           ----------------------------------
Outflows:                                                                    NewPower            The NewPower
Post Petition:                                                             Holdings, Inc.           Company
-------------                                                              ----------------------------------
Professionals - Bankruptcy                                      28              28
Consulting Fees
Lockbox Fees                                                     0               0
Supplies & Misc
Rent                                                             1               1
Insurance
Utilities (Heat, Hydro, Phone, etc.)                             0               0
Payroll (inlcuding tax payments & fees)                          7               7
T&E Reimbursements
State Tax Payments                                              33              33
Distribution to Equity                                    --------         -------
Total Outflows                                                  70              70
                                                          --------         -------
Net Cash Flows                                                 (24)
                                                          --------
Closing Cash Balance                                      $ 50,754
                                                          ========
Amount of Cash Balance in Reserve for
Classes 8 -12                                               34,803

                                                                    Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from July 31, 2006 - August 31, 2006
Amounts in $000's


Accounts Receivable at Petition Date:           $ 75,200

Beginning of Month Balance*  - Gross            $ 13,476 (per 7/31/06 G/L)
PLUS:  Current Month New Billings                      -
LESS:  Collections During the Month                    -
                                                --------

End of Month Balance - Gross                    $ 13,476 (per 8/31/06 G/L)
Allowance for Doubtful Accounts                  (13,476)
                                                --------

End of Month Balance - Net of Allowance         $      -
                                                ========

Note: The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.


       AR Aging for Post Petition Receivables

       Current    > 30 days    > 60 days       Total
       -------    ---------    ---------      -------

       $     -     $     -      $   111       $  111

                                                                    Attachment 2


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from July 31, 2006 - August 31, 2006
Amounts in $000's


See attached System Generated A/P reports as of 8/31/2006 (Attachments 2A and
2B).


Beginning of Period Balance                    $     164 (per 7/31/06 G/L)
PLUS: New Indebtedness Incurred                      109
LESS: Amounts Paid on A/P                            (65)
                                               ---------

End of Month Balance                           $     208 (per 8/31/06 G/L)
                                               =========

                                                                      Exhibit 2A

                            The New Power Company
                             Vendor Balance Detail
                             As of August 31, 2006

                                                    Date               Num                  Amount         Balance
                                                 ----------    --------------------       ----------      ----------
Archivesone                                                                                                     0.00
                                                 08/02/2006    107404 July 06                 419.10          419.10
                                                 08/02/2006    200930                        -419.10            0.00
                                                                                          ----------      ----------
Total Archivesone                                                                               0.00            0.00

Commissioner of Revenue Services, Ct                                                                            0.00
                                                 08/14/2006    2805893-901 12'05              104.00          104.00
                                                 08/14/2006    200938                        -104.00            0.00
                                                                                          ----------      ----------
Total Commissioner of Revenue Services, Ct                                                      0.00            0.00

Delaware Secretary of State                                                                                     0.00
                                                 08/02/2006    3127800 NPH Inc. 06         33,000.00       33,000.00
                                                 08/02/2006    200925                     -33,000.00            0.00
                                                                                          ----------      ----------
Total Delaware Secretary of State                                                               0.00            0.00

Kaster Moving Co. Inc.                                                                                          0.00
                                                 08/02/2006    32829 thru aug                  82.50           82.50
                                                 08/02/2006    200931                         -82.50            0.00
                                                 08/14/2006    32829 8/17-9/16                 82.50           82.50
                                                 08/14/2006    200936                         -82.50            0.00
                                                                                          ----------      ----------
Total Kaster Moving Co. Inc.                                                                    0.00            0.00

King and Spalding                                                                                               0.00
                                                 08/02/2006    373109 June 06               1,471.50        1,471.50
                                                 08/02/2006    200927                      -1,471.50            0.00
                                                                                          ----------      ----------
Total King and Spalding                                                                         0.00            0.00

Mellon Investors Services, LLC                                                                                  0.00
                                                 08/14/2006    251270 June 06               1,336.12        1,336.12
                                                 08/14/2006    200939                      -1,336.12            0.00
                                                 08/31/2006    251630 July 06               1,339.09        1,339.09
                                                                                          ----------      ----------
Total Mellon Investors Services, LLC                                                        1,339.09        1,339.09

Parker, Hudson, Rainer & Dobbs                                                                                  0.00
                                                 08/31/2006    142717 RTD June 06          24,981.99       24,981.99
                                                 08/31/2006    142724 RTD July 06          15,150.87       40,132.86
                                                                                          ----------      ----------
Total Parker, Hudson, Rainer & Dobbs                                                       40,132.86       40,132.86

Pink Sheets LLC                                                                                                 0.00
                                                 08/02/2006    177387                         288.00          288.00
                                                 08/02/2006    200924                        -288.00            0.00
                                                                                          ----------      ----------
Total Pink Sheets LLC                                                                           0.00            0.00

Poorman-Douglas Corporation                                                                                     0.00
                                                 08/02/2006    159772 june 06                 837.56          837.56
                                                 08/02/2006    200929                        -837.56            0.00
                                                 08/14/2006    160650                         805.99          805.99
                                                 08/14/2006    200940                        -805.99            0.00
                                                                                          ----------      ----------
Total Poorman-Douglas Corporation                                                               0.00            0.00

                                                    Date               Num                  Amount         Balance
                                                 ----------    --------------------       ----------      ----------

Postmaster                                                                                                      0.00
                                                 08/14/2006    BOx 17296                      210.00          210.00
                                                 08/14/2006    200937                        -210.00            0.00
                                                                                          ----------      ----------
Total Postmaster                                                                                0.00            0.00

SBC                                                                                                             0.00
                                                 08/02/2006    2033298412082 Aug 12           128.71          128.71
                                                 08/02/2006    200926                        -128.71            0.00
                                                                                          ----------      ----------
Total SBC                                                                                       0.00            0.00

Shearman & Sterling, llp                                                                                        0.00
                                                 08/02/2006    50% 2615378                 13,708.56       13,708.56
                                                 08/02/2006    200928                     -13,708.56            0.00
                                                                                          ----------      ----------
Total Shearman & Sterling, llp                                                                  0.00            0.00

Sidley Austin Brown & Wood                                                                                      0.00
                                                 08/02/2006    26041521 june 06             9,475.77        9,475.77
                                                 08/02/2006    200932                      -9,475.77            0.00
                                                 08/31/2006    26047413 July 06             5,007.88        5,007.88
                                                                                          ----------      ----------
Total Sidley Austin Brown & Wood                                                            5,007.88        5,007.88

U.S. Trustee Program Payment Center                                                                             0.00
                                                 08/02/2006    3230210837 Q2 06TNPC           250.00          250.00
                                                 08/02/2006    32310836 Q206 Hold             250.00          500.00
                                                 08/02/2006    200933                        -250.00          250.00
                                                 08/02/2006    200934                        -250.00            0.00
                                                                                          ----------      ----------
Total U.S. Trustee Program Payment Center                                                       0.00            0.00
                                                                                          ----------      ----------
                                                                                           46,479.83       46,479.83
                                                                                          ==========      ==========

                                                                      Exhibit 2B

                             The New Power Company
                             Unpaid Vendor Detail
                             As of August 31, 2006

Date                 Num                         Name                       Aging      Open Balance
----------    ------------------      ------------------------------       -------     ------------
08/31/2006    142717 RTD June 06      Parker, Hudson, Rainer & Dobbs                      24,981.99
08/31/2006    142724 RTD July 06      Parker, Hudson, Rainer & Dobbs                      15,150.87
08/31/2006    251630 July 06          Mellon Investors Services, LLC                       1,339.09
08/31/2006    26047413 July 06        Sidley Austin Brown & Wood                           5,007.88
                                                                                       ------------
                                                                                          46,479.83

                                      Franchise Tax Liability                            158,379.00
                                      Payroll Tax Liablility                               2,798.00
                                                                                       ------------
                                                                                         161,177.00

                                                                    Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from July 31, 2006 - August 31, 2006
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date              $ 15,587

Inventory at Beginning of Period                $      - (per 7/31/06 G/L)
PLUS:  Inventrory Purchased                            -
LESS:  Inventory Used or Sold                          -
                                                --------

End of Month Balance                            $      - (per 8/31/06 G/L)
                                                ========

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date                     $  1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period             $      -
Less:  Depreciation Expense                            -
Less:  Dispositions                                    -
Add:  Purchases                                        -
                                                --------

Fixed Assets at End of Period                   $      -
                                                ========

                                                                    Attachment 4
                                                                    Page 1 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company Concentration Account
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance         $    812,440.88
Total Deposits            $      3,120.10
Total Payments            $     66,104.80
Closing Balance           $    749,456.18
Service Charges           $        284.68

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A

                                                                    Attachment 4
                                                                    Page 2 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Money Market

Beginning Balance         $ 15,286,739.42
Total Deposits            $     12,981.52
Total Payments            $      3,969.74 Payroll Taxes
Closing Balance           $ 15,295,751.20
Service Charges           $            --

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A

                                                                    Attachment 4
                                                                    Page 3 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company Reserve Account
Account Number:
Purpose of Account:       Reserve for Shareholder Distributions

Beginning Balance         $ 34,773,488.08
Total Deposits            $     29,533.65
Total Payments
Closing Balance           $ 34,803,021.73
Service Charges           $            --

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A

January 2006 Interest     $     19,102.57
February 2006 Interest    $     17,263.46
March 2006 Interest       $     19,122.65
April 2006 Interest       $     27,821.49
May 2006 Interest         $     29,459.33
June 2006 Interest        $     28,533.24
July 2006 Interest        $     29,508.59
August 2006 Interest      $     29,533.65

Interest Calculations:

                                     Shares         Distribution      2004 Int.       2005 Int.
                                     ------         ------------      ---------       ---------
Lana Pai                            1,032,000         608,880.00         729.73        3,944.28
Enron Energy Services               8,650,400       5,103,736.00       6,116.75       33,061.61
Cortez Energy Services              5,000,000       2,950,000.00       3,535.53       19,109.87
McGarrett I,  LLC                   6,766,400       3,653,856.00       4,379.09       23,669.40
McGarrett II,  LLC                  8,458,200       4,567,428.00       5,473.99       29,587.45
McGarrett III, LLC                  2,791,800       1,507,572.00       1,806.80        9,765.94

Surfboards & Co.- warrants          5,404,800       2,918,592.00       3,497.89       18,906.41
EES Warrant Trust - warrants       24,117,800      13,023,612.00      15,608.59       84,365.96
Ari Benacerraf- options                10,000           5,400.00           6.47           34.98
                                   ----------      -------------      ---------      ----------
                                   62,231,400      34,339,076.00      41,154.84      222,445.89


                                     Q1 2006            Q2 2006          Jul-06         Aug-06          Balance
                                     -------            -------          ------         ------          -------
Lana Pai                               961.94           1,423.08          489.35         489.76         616,918.14
Enron Energy Services                8,063.12          11,928.48        4,101.81       4,105.29       5,171,113.05
Cortez Energy Services               4,660.55           6,894.76        2,370.88       2,372.89       2,988,944.47
McGarrett I,  LLC                    5,948.73           9,330.53        3,208.46       3,211.18       3,703,603.40
McGarrett II,  LLC                   7,436.09          11,663.44        4,010.67       4,014.08       4,629,613.72
McGarrett III, LLC                   2,454.43           3,849.76        1,323.80       1,324.93       1,528,097.65

Surfboards & Co.- warrants           4,751.67           7,452.96        2,562.82       2,565.00       2,958,328.75
EES Warrant Trust - warrants        21,203.35          33,257.27       11,436.06      11,445.78      13,200,929.01
Ari Benacerraf- options                  8.81              13.79            4.74           4.75           5,473.54
                                    ---------          ---------       ---------      ---------      -------------
                                    55,488.70          85,814.06       29,508.59      29,533.65      34,803,021.73

                                                                    Attachment 4
                                                                    Page 4 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance         $          0.00
Total Deposits            $     65,820.12
Total Payments            $     65,820.12
Closing Balance           $          0.00
Service Charges                       N/A

First Check issued this Period               200923
Last Check issued this Period                200940
Total # of checks issued this Period             18

                                                                    Attachment 4
                                                                    Page 5 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges                 N/A

First Check issued this Period                   NA
Last Check issued this Period                    NA
Total # of checks issued this Period             NA

                                                                    Attachment 4
                                                                    Page 6 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges                 N/A

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A


                          ACCOUNT CLOSED

                                                                    Attachment 4
                                                                    Page 7 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA  ABA # 051400549
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges                 N/A

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A


                          ACCOUNT CLOSED

                                                                    Attachment 4
                                                                    Page 8 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/ IBM Collections

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges                $0.00

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A


                          ACCOUNT CLOSED

                                                                    Attachment 4
                                                                    Page 9 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges                 N/A

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A


                          ACCOUNT CLOSED

                                                                   Attachment 4
                                                                   Page 10 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges                 N/A

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A


                          ACCOUNT CLOSED

                                                                   Attachment 4
                                                                   Page 11 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance              $0.00 CAN$
Total Deposits
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges                $  --

First Check issued this Period                   NA
Last Check issued this Period                    NA
Total # of checks issued this Period              0


                          ACCOUNT CLOSED

                                                                   Attachment 4
                                                                   Page 12 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges                 N/A

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A


                          ACCOUNT CLOSED

                                                                   Attachment 4
                                                                   Page 13 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges                 N/A

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A


                          ACCOUNT CLOSED

                                                                   Attachment 4
                                                                   Page 14 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges                 N/A

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A


                          ACCOUNT CLOSED

                                                                   Attachment 4
                                                                   Page 15 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges                 N/A

First Check issued this Period                 None
Last Check issued this Period                  None
Total # of checks issued this Period           None


                          ACCOUNT CLOSED

                                                                   Attachment 4
                                                                   Page 16 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         8/01/2006-8/31/2006

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.  NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges                 N/A

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A


                          ACCOUNT CLOSED

                                                                       Exhibit 5

                             The New Power Company
                                 Check Detail
                                  August 2006


Num           Date                  Name                             Paid Amount
------     ----------      ------------------------------------      -----------
200923     08/02/2006      M. Patricia Foster                           3,369.81
200924     08/02/2006      Pink Sheets LLC                                288.00
200925     08/02/2006      Delaware Secretary of State                 33,000.00
200926     08/02/2006      SBC                                            128.71
200927     08/02/2006      King and Spalding                            1,471.50
200928     08/02/2006      Shearman & Sterling, llp                    13,708.56
200929     08/02/2006      Poorman-Douglas Corporation                    837.56
200930     08/02/2006      Archivesone                                    419.10
200931     08/02/2006      Kaster Moving Co. Inc.                          82.50
200932     08/02/2006      Sidley Austin Brown & Wood                   9,475.77
200933     08/02/2006      U.S. Trustee Program Payment Center            250.00
200934     08/02/2006      U.S. Trustee Program Payment Center            250.00
wire       08/14/2006      United States Treasury                       3,969.74
200935     08/14/2006      M. Patricia Foster                           3,369.81
200936     08/14/2006      Kaster Moving Co. Inc.                          82.50
200937     08/14/2006      Postmaster                                     210.00
200938     08/14/2006      Commissioner of Revenue Services, Ct           104.00
200939     08/14/2006      Mellon Investors Services, LLC               1,336.12
200940     08/14/2006      Poorman-Douglas Corporation                    805.99

                                                                    Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from July 31, 2006 - August 31, 2006
Amounts in $000's


Taxes Paid During the Month
---------------------------

Employment Taxes                     4.0



Taxes Owed and Due
------------------

Payroll Tax Liability                2.8

                                                                   Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from July 31, 2006 - August 31, 2006
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.


Personnel Report
----------------
                                                          Full       Part
                                                          Time       Time
                                                          ----       ----
# of Employees at beginning of period                                   1
# hired during the period                                    -          -
# terminated/resigned during period                          -          -
                                                          ----       ----
# employees on payroll - end of period                       0          1
                                                          ====       ====

# of employees on temporary consulting assignments                      0


Confirmation of Insurance
-------------------------

See supplemental attachment.*

* Omitted.

                                                                  Attachment 7B
                                                                  (Supplemental)


                   Payments made to insiders 8/01/06 8/31/06

Payments are in gross amts

                      Title            Amount           Date               Type
                      -----            ------           ----               ----
FOSTER, MARY     President & CEO     $  5,208.33      8/15/2006      Salary for pay period 8/01 - 8/15
                                     $  5,208.33      8/31/2006      Salary for pay period 8/16 -8/31
                                     -----------
                                     $ 10,416.67
                                     ===========

                                                                    Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from July 31, 2006 - August 31, 2006